1997 SEMIANNUAL REPORT






                                  HIGHLANDER
                                  INCOME
                                  FUND






                   HIGHLANDER INCOME FUND - 1997 SEMIANNUAL REPORT




                                         HLA






                                        [LOGO]

CONTENTS


Portfolio Managers' Letter...........   2
Financial Statements and Notes.......   6
Investments in Securities............  16
Shareholder Update...................  29
Glossary*** .........................  32


***This report includes a glossary to help you understand financial terms used in the portfolio managers' letter. When you see this symbol, it indicates a word that is defined in the glossary.

[LOGO]



HIGHLANDER INCOME FUND
--------------------------------------------------------------------------------

FUND OBJECTIVE
High current income. As with other investment companies, there can be no assurance this fund will achieve its objective.

PRIMARY INVESTMENTS
A combination of high-grade, mortgage-backed securities and lower-rated, fixed income securities, which include securities commonly referred to as "junk bonds." Each of these asset classes must comprise at least 30%, and no more than 70%, of the portfolio. The mortgage-backed securities may include certain derivative mortgage-backed securities, such as inverse floating rate securities and Z-bonds. High-yield, or junk bond, securities generally involve greater price volatility and risks to principal and income (credit risk) than securities in the higher-rated categories.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

AVERAGE ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------

Based on net asset value for the periods ended August 31, 1997
--------------------------------------------------------------------------------

[EDGAR REPRESENTATION OF CHART]

                                                                                 SINCE
                                                            ONE      THREE     INCEPTION
                                                           YEAR       YEAR     (3/31/94)
                                                           ----      -----     ---------

Highlander Income Fund                                     14.36%    11.89%    10.29%
Lehman Brothers U.S. Mortgage Index/High-
Single B Securities Index*                                 13.05%    10.99%    10.09%


Average annualized total returns are through August 31, 1997, and are based on the change in net asset value (NAV). They reflect the reinvestment of all distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, three-year and since inception periods ended August 31, 1997, were 23.07%, 11.85% and 6.19% respectively. These returns assume reinvested distributions at actual prices pursuant to the fund's dividend reinvestment plan and do not reflect sales charges on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value. Therefore, you may be unable to realize the full net asset value of your shares when you sell.

* This blended index is comprised of 50% Lehman Brothers U.S. Mortgage Index and 50% Lehman Brothers High-Yield Single B Securities Index, which had individual one-year returns of 10.48% and 15.65%, three-year returns of 8.76% and 13.24% and since inception returns of 8.19% and 12.00%, respectively.

The Lehman Brothers U.S. Mortgage Index is comprised of U.S. government agency mortgage-backed securities with five to 30 years to maturity. The Lehman Brothers High-Yield Single B Securities Index is comprised of fixed rate, public non-convertible issues that are rated B by Moody's Investors Service. Developed by Lehman Brothers, the indexes are unmanaged, reflect the reinvestment of all distributions and do not include any fees or expenses. The since inception numbers for the Lehman blended index are calculated from the month end following the fund's inception through August 31, 1997.

--------------------------------------------------------------------------------

1997 Semiannual Report                1                   Highlander Income Fund

PORTFOLIO MANAGERS' LETTER
--------------------------------------------------------------------------------

October 16, 1997
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:


HIGHLANDER INCOME FUND HAD A NET ASSET VALUE (NAV) TOTAL RETURN OF 5.68% FOR THE SIX-MONTH PERIOD ENDED AUGUST 31, 1997. That compares favorably to the fund's benchmark, a 50%-50% blend of the Lehman Brothers U.S. Mortgage and Lehman Brothers High-Yield Single B Securities indexes, which had a total return of 5.23%. Your fund's return based on market price was considerably higher at 9.53%.*

AS THE LATTER RETURN FIGURE INDICATES, THE DISCOUNT*** OF THE FUND'S MARKET PRICE TO ITS NAV HAS DECLINED OVER THE PAST YEAR. As of August 31, 1997, the fund's NAV was $14.54 and its market

[PHOTO]

TOM MCGLINCH, CFA, PIPER CAPITAL MANAGEMENT, shares responsibility for the management of Highlander Income Fund. He has 16 years of financial experience.


* Returns assume reinvested distributions at actual prices pursuant to the fund's dividend reinvestment plan and do not reflect sales charges on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
As a percentage of total assets on August 31, 1997

[EDGAR REPRESENTATION OF CHART]

U.S. Treasury Securities...................................   6%
Other Assets...............................................   3%
Short-Term.................................................   1%
U.S. Agency Mortgage-Backed Z-Bond Securities..............   7%
U.S. Agency Fixed Rate Mortgage-Backed Securities..........  35%

B..........................................................  34%
BB.........................................................   6%
BBB........................................................   1%
CCC........................................................   2%
D..........................................................   1%
Non-Rated..................................................   4%

High Yield Securities......................................  48%
Mortgage-Backed Securities.................................  42%
U.S. Treasury Securities...................................   6%
Short-Term/Other Assets....................................   4%


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------
1997 Semiannual Report                2                   Highlander Income Fund

--------------------------------------------------------------------------------

price was $13.38, a discount of 8.01%, which is down from 13.70% a year ago. This has occurred mainly due to increased interest in the fund. We believe some investors are becoming more concerned about high stock prices and thus are beginning to focus more on bonds.

THE FUND'S SOLID NAV PERFORMANCE WAS DUE TO STRONG RETURNS FROM THE HIGH-YIELD PORTION AND A LENGTHENING OF THE FUND'S EFFECTIVE DURATION*** MID-PERIOD. High-yield securities made up 54% of the fund's total investments at the start of the period, and these investments continued to benefit from positive economic fundamentals, rising stock prices, falling interest rates and a strong demand for high-yield bonds. In addition, the fund benefited from our decision to extend effective duration to about five years (compared to the benchmark's 3.8 years) when interest rates approached a high point in May. Because the fund was more sensitive to interest rate movements, it did well when rates fell through the months of June and July (interest rates and bond prices move in opposite directions). After rates declined, we shortened the fund's duration (to about four years as of August 31), thus lowering the fund's sensitivity to interest rate movements in case of a rate reversal.

OUR HIGH-YIELD COMPONENT CONTINUED TO FOCUS ON THE TELECOMMUNICATIONS AND CABLE TV INDUSTRIES, AND THESE HOLDINGS OUTPERFORMED THE OVERALL HIGH-YIELD MARKET. A combination of deregulation, technological change, company consolidation and new business development drove the returns of companies in these industries.

OUR HIGH-YIELD SECURITIES' STRONG OVERALL PERFORMANCE BOOSTED THEIR ALLOCATION IN THE FUND. To rebalance the fund's allocation toward a 50%-50% split between high-yield and mortgage-backed securities, we began to pare high-yield issues where appropriate. At the end of the period, our high-yield allocation was about 52% of total investments, and we are continuing to reduce it toward 50%.


[PHOTO]

WAN-CHONG KUNG, CFA, PIPER CAPITAL MANAGEMENT, shares responsibility for the management of Highlander Income Fund. She has five years of financial experience.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------
1997 Semiannual Report                3                   Highlander Income Fund

--------------------------------------------------------------------------------

WE INVESTED THE PROCEEDS FROM OUR SALE OF HIGH-YIELD BONDS INTO SHORT-TERM TREASURY SECURITIES. As of August 31, about 6% of the fund's assets were invested in Treasuries with maturities between three and three-and-a-half years. We intend to sell some of the Treasuries and buy mortgage-backed securities as prices of mortgage-backed investments become less expensive.

THE MORTGAGE-BACKED PORTION OF THE FUND CONTINUED TO BE OVERWEIGHTED IN 15-YEAR AND BALLOON PASS-THROUGH*** SECURITIES AND UNDERWEIGHTED IN 30-YEAR PASS-THROUGHS COMPARED TO OUR BENCHMARK. We maintained such an allocation to keep the fund in a defensive posture. The prices of shorter-maturity issues are less sensitive to interest rate movements, and the securities have more predictable prepayment rates. Another reason we continued our underweighting in 30-year securities is that we believed their prices were unattractive during the period. Going forward, we will take advantage of opportunities to swap out of some of the 15-year and balloon securities and into more 30-year issues when we feel their prices become attractive. The 30-year pass-throughs pay a higher yield and should help enhance the fund's yield.

CONSISTENT WITH OUR RELATIVELY DEFENSIVE POSTURE, WE ALSO CONTINUED TO INVEST IN A MIX OF DISCOUNT-PRICED AND SEASONED*** HIGHER-COUPON MORTGAGE SECURITIES. This strategy was successful in helping reduce volatility in fund securities' prepayment activity and, consequently, market prices. Discount securities' low coupon rates give mortgage holders little reason to prepay their loans. Seasoned, higher-coupon issues have existed through several business cycles (as their name implies) and thus are not likely to have extensive prepayments.

LOOKING AHEAD, WE EXPECT FAVORABLE ECONOMIC CONDITIONS TO CONTINUE FOR SOME TIME, BUT WE REMAIN VIGILANT FOR SIGNS OF CHANGE. It appears that moderate economic growth will continue, inflation will remain subdued and that interest rates will stay in a fairly tight range. However, we believe that the Federal Reserve may be more inclined to raise rates rather than lower them, though such a move may not occur right away. We will continue to monitor events closely and manage your fund accordingly.

[PHOTO]

MARK DURBIANO, CFA, FEDERATED ADVISERS, shares responsibility for the management of Highlander Income Fund. He has 15 years of financial experience.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------
1997 Semiannual Report                4                   Highlander Income Fund

--------------------------------------------------------------------------------


DURING THE PERIOD, STEFANIE BACHHUBER JOINED HIGHLANDER INCOME FUND'S MANAGEMENT TEAM. Ms. Bachhuber is an assistant vice president of the fund's adviser, Federated Advisers, as well as a Federated affiliate. She joined Federated in 1993 as an investment analyst. Prior to that she was in the M.B.A. program at Duke University.

Thank you for your investment in Highlander Income Fund. We appreciate the opportunity to manage your assets and help you pursue your long-term investment goals.

Sincerely,


/s/ Mark E. Durbiano

Mark E. Durbiano
Co-manager


/s/ Tom McGlinch

Tom McGlinch
Co-manager


/s/ Wan-Chong Kung

Wan-Chong Kung
Co-manager


/s/ Stefanie L. Bachhuber

Stefanie L. Bachhuber
Co-manager


[PHOTO]

STEFANIE L. BACHHUBER, CFA, FEDERATED ADVISERS, shares responsibility for the management of Highlander Income Fund. She has seven years of financial experience.



--------------------------------------------------------------------------------
1997 Semiannual Report                5                   Highlander Income Fund

Financial Statements (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  August 31, 1997
 ..................................................................

ASSETS:
Investments in securities at market value* (note 2)
  (including a repurchase agreement of $289,000) ...........     $32,462,504
Cash in bank on demand deposit .............................          11,930
Other assets ...............................................          21,190
Accrued interest receivable ................................         445,973
Variation margin receivable (note 2) .......................           4,781
                                                              -----------------
  Total assets .............................................      32,946,378
                                                              -----------------

LIABILITIES:
Payable for investment securities purchased on a when-issued
  basis (note 2) ...........................................       3,997,500
Accrued investment management fee ..........................          14,752
Accrued administrative fee .................................           4,917
                                                              -----------------
  Total liabilities ........................................       4,017,169
                                                              -----------------
  Net assets applicable to outstanding capital stock .......     $28,929,209
                                                              -----------------
                                                              -----------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............     $27,707,345
Undistributed net investment income ........................          26,642
Accumulated net realized loss on investments ...............        (126,935)
Unrealized appreciation of investments (note 2) ............       1,322,157
                                                              -----------------

  Total - representing net assets applicable to capital
    stock ..................................................     $28,929,209
                                                              -----------------
                                                              -----------------
* Investments in securities at identified cost .............     $31,171,285
                                                              -----------------
                                                              -----------------
NET ASSET VALUE AND MARKET PRICE:
Net assets .................................................     $28,929,209
Shares outstanding .........................................       1,989,467
Net asset value ............................................     $     14.54
Market price ...............................................     $     13.38

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

               1997 Semiannual Report  6  Highlander Income Fund

---------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Six Months Ended August 31, 1997
 ..................................................................

INCOME:
Interest ...................................................     $ 1,258,810
Fee income (note 2) ........................................          35,932
                                                              -----------------

  Total investment income ..................................       1,294,742
                                                              -----------------

EXPENSES (NOTE 3):
Investment management fee ..................................          85,772
Administrative fee .........................................          28,601
Custodian and accounting fees ..............................          20,770
Transfer agent fees ........................................           9,398
Reports to shareholders ....................................           6,820
Directors' fees ............................................           7,821
Audit and legal fees .......................................          15,724
Other expenses .............................................          11,391
                                                              -----------------
  Total expenses ...........................................         186,297
    Less expenses paid indirectly ..........................            (422)
                                                              -----------------

  Total net expenses .......................................         185,875
                                                              -----------------

  Net investment income ....................................       1,108,867
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 4) ..................         191,303
Net realized gain on closed futures contracts ..............          57,882
                                                              -----------------

  Net realized gain on investments .........................         249,185
Net change in unrealized appreciation or depreciation of
  investments ..............................................         226,421
                                                              -----------------

  Net gain on investments ..................................         475,606
                                                              -----------------

  Net increase in net assets resulting from operations .....     $ 1,584,473
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

               1997 Semiannual Report  7  Highlander Income Fund

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                              SIX MONTHS ENDED
                                                                   8/31/97           YEAR ENDED
                                                                 (UNAUDITED)           2/28/97
                                                              -----------------   -----------------
OPERATIONS:
Net investment income ......................................     $ 1,108,867         $ 2,283,953
Net realized gain (loss) on investments ....................         249,185             (59,934)
Net change in unrealized appreciation or depreciation of
  investments ..............................................         226,421             588,913
                                                              -----------------   -----------------

  Net increase in net assets resulting from operations .....       1,584,473           2,812,932
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income .................................      (1,122,059)         (2,244,119)
                                                              -----------------   -----------------

  Total increase in net assets .............................         462,414             568,813

Net assets at beginning of period ..........................      28,466,795          27,897,982
                                                              -----------------   -----------------

Net assets at end of period ................................     $28,929,209         $28,466,795
                                                              -----------------   -----------------
                                                              -----------------   -----------------

Undistributed net investment income ........................     $    26,642         $    39,834
                                                              -----------------   -----------------
                                                              -----------------   -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

               1997 Semiannual Report  8  Highlander Income Fund

        Notes to Financial Statements (Unaudited)
---------------------------------------------------------------------

(1) ORGANIZATION
 ................................
               Highlander Income Fund Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invests primarily in a combination of high-grade, mortgage-backed securities and lower-rated fixed income securities, which include securities commonly referred to as "junk bonds." The fund may purchase securities through the dollar-roll program. Fund shares are listed on the American Stock Exchange under the symbol HLA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                  INVESTMENTS IN SECURITIES
               Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value," that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

               The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

               Exchange-traded options are valued at the last sales price on the exchange prior to the time when assets are valued. If no sales were reported that day, the options will be valued at the mean between the current closing bid and asked prices. Over-the-counter options are valued using market quotations obtained from broker-dealers. Financial futures are valued at the last settlement price established each day by the board of trade or exchange on which they are traded.

---------------------------------------------------------------------

               1997 Semiannual Report  9  Highlander Income Fund

---------------------------------------------------------------------

               Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                  HIGH-YIELD DEBT SECURITIES
               Although the fund has a diversified portfolio, the fund has 53.9% of total net assets invested in non-investment grade (high-yield) and comparable quality unrated high-yield securities. Investments in high-yield securities are accompanied by a greater degree of credit risk and tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. The fund held one security, representing 0.4% of total net assets, which was in default at August 31, 1997.

                  FUTURES TRANSACTIONS
               For hedging purposes, the fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

               Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

               At August 31, 1997, the fund had outstanding nine interest rate futures sales contracts on 30-year U.S. Treasury bonds expiring in

---------------------------------------------------------------------

               1997 Semiannual Report  10  Highlander Income Fund

---------------------------------------------------------------------
               September 1997 with a net unrealized gain of $30,938. The market value and par value of the open contracts at August 31, 1997, were $1,018,125 and $900,000, respectively. Securities with a market value of $58,014 were pledged as collateral to cover initial margin deposits on these contracts.

                  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of August 31, 1997, the fund had entered into outstanding when-issued or forward commitments of $3,997,500.

               In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage dollar rolls in which the fund sells securities purchased on a forward commitment basis and simultaneously contracts with a counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to 'roll over' its purchase commitments, the fund receives negotiated fees. For the six months ended August 31, 1997, such fees earned by the fund amounted to $35,932.

                  FEDERAL TAXES
               The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax

---------------------------------------------------------------------

               1997 Semiannual Report  11  Highlander Income Fund

---------------------------------------------------------------------
               provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

               Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to "straddle" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

                  DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                  REPURCHASE AGREEMENTS
               For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank

---------------------------------------------------------------------

               1997 Semiannual Report  12  Highlander Income Fund

---------------------------------------------------------------------
               until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

                  USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ................................
                  INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
               The fund has entered into the following agreements with Piper Capital Management Incorporated (the adviser and the administrator):

               The investment management agreement provides the adviser with a monthly management fee equal to an annualized rate of 0.60% of the fund's average weekly net assets. For its fee, the adviser provides investment advice and conducts the management and investment activity of the fund. Federated Advisers has been retained by the adviser as a subadviser and is paid a monthly fee by the adviser equal to 50% of the investment management fee.

               The administration agreement provides the administrator with a monthly fee equal to an annualized rate of 0.20%. For its fee, the administrator provides reporting, regulatory and record-keeping services for the fund.

                  OTHER FEES AND EXPENSES
               In addition to the investment management and administrative fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

---------------------------------------------------------------------

               1997 Semiannual Report  13  Highlander Income Fund

---------------------------------------------------------------------

               Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities and dollar roll transactions, for the six months ended August 31, 1997, aggregated $3,572,177 and $3,868,934, respectively. Including dollar rolls, such purchases and sales aggregated $17,529,052 and $17,825,809, respectively.

(5) CAPITAL LOSS
    CARRYOVER
 ................................
               For federal income tax purposes, the fund had capital loss carryovers at February 28, 1997, which, if not offset by subsequent capital gains, will expire as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

    CAPITAL LOSS      EXPIRATION
      CARRYOVER       YEAR
    -------------     -----
    $    285,796      2003

---------------------------------------------------------------------

               1997 Semiannual Report  14  Highlander Income Fund

---------------------------------------------------------------------

(6) FINANCIAL
    HIGHLIGHTS
 ................................
               Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                                   Six
                                                 Months
                                                  Ended       Year        Year        Period
                                                 8/31/97      Ended       Ended       Ended
                                                 (Unaudited) 2/28/97     2/29/96     2/28/95(c)
                                                 -------     -------     -------     --------
PER-SHARE DATA
Net asset value, beginning of period ........    $14.31      $14.02      $13.20      $ 13.95
                                                 -------     -------     -------     --------
Operations:
  Net investment income .....................      0.56        1.15        1.19         1.13
  Net realized and unrealized gains (losses)
    on investments ..........................      0.23        0.27        0.83        (0.73)
                                                 -------     -------     -------     --------
    Total from operations ...................      0.79        1.42        2.02         0.40
                                                 -------     -------     -------     --------
Distributions to shareholders:
  From investment income ....................     (0.56)      (1.13)      (1.19)       (1.14)
  In excess of net investment income ........        --          --          --        (0.01)
  Tax return of capital .....................        --          --       (0.01)          --
                                                 -------     -------     -------     --------
    Total distributions to shareholders .....     (0.56)      (1.13)      (1.20)       (1.15)
                                                 -------     -------     -------     --------
Net asset value, end of period ..............    $14.54      $14.31      $14.02      $ 13.20
                                                 -------     -------     -------     --------
                                                 -------     -------     -------     --------
Market value, end of period .................    $13.38      $12.75      $12.63      $ 12.00
                                                 -------     -------     -------     --------
                                                 -------     -------     -------     --------
SELECTED INFORMATION
Total return, net asset value (a) ...........      5.68%      10.63%      15.84%        3.23%
Total return, market value (b) ..............      9.53%      10.80%      15.91%      (12.69)%
Net assets at end of period (in millions) ...    $   29      $   28      $   28      $    26
Ratio of expenses to average weekly net
  assets ....................................      1.30%(d)    1.40%       1.44%        1.18%(d)
Ratio of net investment income to average
  weekly net assets .........................      7.75%(d)    8.25%       8.63%        9.37%(d)
Portfolio turnover rate (excluding short-term
  securities and dollar roll
  transactions) .............................        11%         79%         90%          69%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c)  COMMENCEMENT OF OPERATIONS WAS MARCH 31, 1994.
(d)  ANNUALIZED.

---------------------------------------------------------------------

               1997 Semiannual Report  15  Highlander Income Fund

Investments in Securities (Unaudited)
---------------------------------------------------------------------

HIGHLANDER INCOME FUND                                             August 31, 1997
 ..........................................................................................

                                                            Principal             Market
Description of Security                                      Amount             Value (a)
---------------------------------------------------------  -----------         ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (54.0%):
  U.S. GOVERNMENT SECURITIES (6.8%):
    6.38%, U.S. Treasury Note, 3/31/01 ..................  $ 1,150,000         $  1,157,866
    8.75%, U.S. Treasury Note, 8/15/00 ..................      750,000              803,250
                                                                               ------------
                                                                                  1,961,116
                                                                               ------------
U.S. AGENCY MORTGAGE-BACKED SECURITIES (47.2%):
  FIXED RATE (39.7%):
    11.00%, FNMA, 10/1/20 ...............................      257,980(b)           290,067
    9.00%, FNMA, 7/1/24 .................................      718,472              764,497
    10.00%, FNMA, 10/1/17 ...............................      414,001              452,814
    6.50%, FNMA, 9/1/25 .................................      705,892              682,654
    8.00%, FNMA, 3/1/08 .................................      952,154              990,536
    6.00%, FNMA, 3/1/11 .................................      920,441              894,052
    6.50%, FNMA, 5/1/26 .................................      947,782              916,581
    6.00%, FNMA, 3/1/26 .................................      950,481              895,429
    6.50%, FNMA, 2/1/04 .................................    1,415,746            1,407,790
    7.00%, FNMA, 4/22/03 ................................    2,000,000(c)         2,013,740
    7.00%, FNMA, 1/1/08 .................................    2,000,000(c)         2,007,500
    9.00%, GNMA, 6/15/16 ................................      166,258              177,896
                                                                               ------------
                                                                                 11,493,556
                                                                               ------------

  Z-BOND (d) (7.5%):
    8.06%, FHLMC, Series 1694, Class Z, 3/15/24 .........    1,247,927            1,069,611
    8.29%, FNMA , Series 1993-223, Class ZA, 12/25/23 ...    1,255,633            1,093,781
                                                                               ------------
                                                                                  2,163,392
                                                                               ------------

      Total U.S. Government and Agency Securities
        (cost: $15,333,473)  ............................                        15,618,064
                                                                               ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

               1997 Semiannual Report  16  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P        Principal                Market
Description of Security                                    Rating (g)     Amount                Value (a)
---------------------------------------------------------  ----------  -------------           ------------
HIGH YIELD CORPORATE BONDS (53.9%):
  AUTOMOTIVE (1.4%):
    Aftermarket Technology, Senior Subordinated Note,
      12.00%, 8/1/04 ....................................     N-R      $     112,000           $    124,880
    Collins & Aikman Products, Senior Subordinated Note,
      11.50%, 4/15/06 ...................................      B             150,000                171,000
    Lear Seating Corp., Subordinated Note, 8.25%,
      2/1/02 ............................................     BB+            100,000                101,625
                                                                                               ------------
                                                                                                    397,505
                                                                                               ------------

  BANKING (0.9%):
    First Nationwide Holdings, Senior Subordinated Note,
      10.63%, 10/1/03 ...................................      B             250,000                275,000
                                                                                               ------------

  BEVERAGE AND TOBACCO (0.6%):
    Dr. Pepper Bottling Holdings, Senior Note, Delayed
      Interest, 10.63%, 2/15/03 .........................     N-R            175,000(d)             174,125
                                                                                               ------------

  BROADCAST RADIO AND TELEVISION (3.6%):
    Capstar Broadcasting, Senior Subordinated Note,
      9.25%, 7/1/07 .....................................      B-             75,000(e)              77,250
    Chancellor Radio Broadcasting Co., Senior
      Subordinated Note, 9.38%, 10/1/04 .................      B-             50,000                 52,250
    Chancellor Radio Broadcasting, Senior Subordinated
      Note, 8.75%, 6/15/07 ..............................      B              75,000(e)              76,031
    Echostar Satellite Broadcast, Senior Discount Note,
      Delayed Interest, 13.25%, 3/15/04 .................     CCC+           150,000(d)             113,250
    Fox/Liberty Networks LLC, Senior Discount Note,
      Delayed Interest, 9.55%, 8/15/07 ..................      B              75,000(d)(e)           46,688
    Fox/Liberty Networks LLC, Senior Note, 8.88%,
      8/15/07 ...........................................      B              50,000(e)              49,750
    Heritage Media Corp., Senior Subordinated Note,
      8.75%, 2/15/06 ....................................     BBB-           200,000                215,000
    Outdoor Systems Inc., Senior Subordinated Note,
      8.88%, 6/15/07 ....................................      B              75,000(e)              76,875
    Pegasus Media & Communications, Note, 12.50%,
      7/1/05 ............................................      B-            100,000                111,500
    Sinclair Broadcast Group Inc., Senior Subordinated
      Note, 10.00%, 12/15/03 ............................      B             200,000                209,000

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

               1997 Semiannual Report  17  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P        Principal                Market
Description of Security                                    Rating (g)     Amount                Value (a)
---------------------------------------------------------  ----------  -------------           ------------
    Sullivan Broadcasting Holdings, Debenture, 13.25%,
      12/15/06 ..........................................      B-      $      25,000           $     25,750
                                                                                               ------------
                                                                                                  1,053,344
                                                                                               ------------

  BUILDER (0.2%):
    American Builders & Contractors, Senior Subordinated
      Note, 10.63%, 5/15/07 .............................     N-R             50,000(e)              52,125
                                                                                               ------------

  BUSINESS SERVICES (1.5%):
    Electronic Retailing Systems International, Inc.,
      Senior Discount Note (and Warrants), Delayed
      Interest, 13.92%, 2/1/04 ..........................     N-R             75,000(d)              49,125
    Knoll Inc., Senior Subordinated Note, 10.88%,
      3/15/06 ...........................................      B+            114,000                127,395
    Outsourcing Solutions, Senior Subordinated Note,
      11.00%, 11/1/06 ...................................      B-            100,000                110,250
    United Stationery Supply, Senior Subordinated Note,
      12.75%, 5/1/05 ....................................      B-            125,000                142,187
                                                                                               ------------
                                                                                                    428,957
                                                                                               ------------

  CABLE TELEVISION (5.3%):
    Cablevision Systems Corp., Senior Subordinated
      Debenture, 9.88%, 2/15/13 .........................     BB-            150,000                161,250
    Cablevision Systems Corp., Senior Subordinated
      Debenture, 10.50%, 5/15/16 ........................     BB-             50,000                 56,250
    Cablevision Systems Corp., Senior Subordinated Note,
      9.88%, 5/15/06 ....................................     BB-             50,000                 53,625
    Charter Communications South East L.P., Senior Note,
      11.25%, 3/15/06 ...................................      B             100,000                108,750
    Comcast Corp., Senior Subordinated Debenture, 9.38%,
      5/15/05 ...........................................     BB+             75,000                 80,250
    Comcast UK Cable Partners Ltd., Senior Discount
      Debenture, Delayed Interest, 11.07%, 11/15/07 .....      B-            125,000(d)(i)           95,937
    Diamond Cable Communications Plc, Senior Discount
      Note, Delayed Interest, 10.52%, 2/15/07 ...........      B-            300,000(d)(i)          186,000
    NTL Inc., Senior Note, Delayed Interest, 10.84%,
      10/15/03 ..........................................     N-R            250,000(d)             228,750
    Rogers Cablesystems, Senior Note, 10.00%, 3/15/05 ...     BB+            150,000(i)             163,313

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

               1997 Semiannual Report  18  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P        Principal                Market
Description of Security                                    Rating (g)     Amount                Value (a)
---------------------------------------------------------  ----------  -------------           ------------
    Telewest Communications Plc, Senior Discount
      Debenture, Delayed Interest, 10.88%, 10/1/07 ......      B+      $     375,000(d)(i)     $    278,438
    United International Holdings Australia/Pacific,
      Senior Discount Note, Delayed Interest, 13.99%,
      5/15/06 ...........................................     N-R            150,000(d)              99,750
    Wireless One Inc., Senior Note, 13.00%, 10/15/03 ....      B-             50,000                 20,500
                                                                                               ------------
                                                                                                  1,532,813
                                                                                               ------------

  CHEMICALS AND PLASTICS (1.8%):
    Astor Corp., Senior Subordinated Note, 10.50%,
      10/15/06 ..........................................      B-            100,000                106,500
    ISP Holdings Inc., Senior Note, 9.00%, 10/15/03           BB-            150,000                156,375
    RBX Corp., Senior Subordinated Note, 11.25%,
      10/15/05 ..........................................     N-R             75,000                 64,687
    Sterling Chemical Holdings, Senior Discount Note,
      Delayed Interest, 12.99%, 8/15/08 .................      B+            100,000(d)              68,750
    Uniroyal Technology Corp., Senior Note, 11.75%,
      6/1/03 ............................................      B             125,000                125,625
                                                                                               ------------
                                                                                                    521,937
                                                                                               ------------

  CONSUMER HEALTH (1.1%):
    Icon Health Corp., Senior Discount Note, Delayed
      Interest, 13.58%, 11/15/06 ........................     CCC+           100,000(d)              54,250
    Renaissance Cosmetics, Senior Note, 11.75%,
      2/15/04 ...........................................      B-            100,000                101,000
    Simmons Co., Senior Subordinated Note, 10.75%,
      4/15/06 ...........................................      B             150,000                158,250
                                                                                               ------------
                                                                                                    313,500
                                                                                               ------------

  CONSUMER NON-DURABLES (0.8%):
    Curtice-Burns Foods Inc., Senior Subordinated Note,
      12.25%, 2/1/05 ....................................      B              75,000                 83,250
    Playtex Family Products Corp., Senior Subordinated
      Note, 9.00%, 12/15/03 .............................      B             150,000                151,500
                                                                                               ------------
                                                                                                    234,750
                                                                                               ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

               1997 Semiannual Report  19  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P        Principal                Market
Description of Security                                    Rating (g)     Amount                Value (a)
---------------------------------------------------------  ----------  -------------           ------------
  COSMETICS AND TOILETRIES (0.2%):
    Revlon Consumer Products, Senior Subordinated Note,
      10.50%, 2/15/03 ...................................      B-      $      50,000           $     53,000
                                                                                               ------------

  ECOLOGICAL SERVICES AND EQUIPMENT (1.2%):
    Allied Waste Industries, Senior Discount Note,
      Delayed Interest, 10.36%, 6/1/07 ..................      B+            200,000(d)(e)          136,000
    Allied Waste North American Inc., 10.25%, 12/1/06 ...      B+            100,000                109,250
    Mid-American Waste System Inc., Senior Subordinated
      Note, 12.25%, 2/15/03 .............................      D             250,000(h)             106,250
                                                                                               ------------
                                                                                                    351,500
                                                                                               ------------

  ELECTRICAL UTILITIES (0.6%):
    El Paso Electric Co., 9.40%, 5/1/11 .................     BB-            150,000                164,840
                                                                                               ------------

  FINANCE (0.4%):
    Arcadia Financial Ltd, Senior Note (and Warrants),
      11.50%, 3/15/07 ...................................     BB-             50,000                 50,375
    Trizec Finance Ltd., Senior Note, 10.88%,
      10/15/05 ..........................................     BB+             50,000(i)              57,187
                                                                                               ------------
                                                                                                    107,562
                                                                                               ------------

  FOOD PRODUCTS (1.4%):
    Carr-Gottstein Foods Co., Senior Subordinated Note,
      12.00%, 11/15/05 ..................................      B-            100,000                111,500
    International Home Foods, Senior Subordinated Note,
      10.38%, 11/1/06 ...................................      B-            175,000                185,063
    Van De Kamps Inc., Senior Subordinated Note, 12.00%,
      9/15/05 ...........................................      B-            100,000                111,500
                                                                                               ------------
                                                                                                    408,063
                                                                                               ------------

  FOOD SERVICES (0.3%):
    AmeriServ Food Company, Senior Subordinated Note,
      10.13%, 7/15/07 ...................................      B-             75,000(e)              77,625
                                                                                               ------------

  FOOD AND DRUG RETAILING (0.6%):
    Ralphs Grocery Co., Senior Note, 10.45%, 6/15/04 ....      B             175,000                190,530
                                                                                               ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

               1997 Semiannual Report  20  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P        Principal                Market
Description of Security                                    Rating (g)     Amount                Value (a)
---------------------------------------------------------  ----------  -------------           ------------
  FOREST PRODUCTS (2.2%):
    Container Corporation of America, Senior Note, 9.75%,
      4/1/03 ............................................      B+      $     125,000           $    135,937
    Four M Corp., Senior Note, 12.00%, 6/1/06 ...........      B             100,000                108,500
    Repap New Brunswick, Senior Note, 10.63%, 4/15/05 ...      CC             50,000(i)              47,750
    SD Warren Co., Senior Subordinated Note, 12.00%,
      12/15/04 ..........................................      B+            100,000                112,250
    Stone Container Corp., Senior Note, 11.50%,
      10/1/04 ...........................................      B             150,000                160,688
    Uniforet Inc., Senior Note, 11.13%, 10/15/06 ........      B+             75,000(i)              71,438
                                                                                               ------------
                                                                                                    636,563
                                                                                               ------------

  HEALTH CARE SERVICES (1.7%):
    Dade International Inc., Senior Subordinated Note,
      11.13%, 5/1/06 ....................................      B             150,000                170,250
    Genesis Health Ventures, Senior Subordinated Note,
      9.25%, 10/1/06 ....................................      B-            100,000                103,250
    Tenet Healthcare Corp, Senior Subordinated Note,
      10.13%, 3/1/05 ....................................      B+            200,000                220,000
                                                                                               ------------
                                                                                                    493,500
                                                                                               ------------

  HEAVY ELECTRICAL MACHINERY (1.1%):
    Alvey Systems Inc., Senior Subordinated Note, 11.38%,
      1/31/03 ...........................................      B-            150,000                157,875
    Tokheim Corp., Senior Subordinated Note, 11.50%,
      8/1/06 ............................................     N-R            150,000                168,750
                                                                                               ------------
                                                                                                    326,625
                                                                                               ------------

  HOME PRODUCTS AND FURNISHINGS (0.3%):
    Syratech Corp., Senior Note, 11.00%, 4/15/07 ........      B              75,000                 80,437
                                                                                               ------------

  HOTELS AND LEISURE (0.4%):
    Courtyard By Marriott, Senior Note, 10.75%,
      2/1/08 ............................................      B-            100,000                108,500
                                                                                               ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

               1997 Semiannual Report  21  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P        Principal                Market
Description of Security                                    Rating (g)     Amount                Value (a)
---------------------------------------------------------  ----------  -------------           ------------
  INDUSTRIAL PRODUCTS AND EQUIPMENT (2.6%):
    Cabot Safety Corp., Senior Subordinated Note, 12.50%,
      7/15/05 ...........................................      B       $     150,000           $    165,750
    Clark Materials Handling Inc., Senior Note, 10.75%,
      11/15/06 ..........................................      B+            100,000                105,000
    Continental Global Group, Senior Note, 11.00%,
      4/1/07 ............................................      B              50,000(e)              52,750
    Fairchild Semiconductor, Senior Subordinated Note,
      10.13%, 3/15/07 ...................................      B              50,000                 53,750
    International Knife and Saw Inc., Senior Subordinated
      Note, 11.38%, 11/15/06 ............................      B-            100,000                107,875
    Mettler-Toledo Inc., Senior Subordinated Note, 9.75%,
      10/1/06 ...........................................      B              75,000                 79,500
    MMI Products Inc., Senior Subordinated Note, 11.25%,
      4/15/07 ...........................................      B-             75,000(e)              80,813
    Unifrax Investment Corp., Senior Note, 10.50%,
      11/1/03 ...........................................      B             100,000                104,000
                                                                                               ------------
                                                                                                    749,438
                                                                                               ------------

  LEISURE AND ENTERTAINMENT (3.5%):
    AMF Group Inc., Senior Discount Note, Delayed
      Interest, 11.03%, 3/15/06 .........................      B-            250,000(d)             188,125
    Cobblestone Golf Group, Senior Note, 11.50%,
      6/1/03 ............................................      B             150,000                158,250
    Premier Parks, Senior Note, 12.00%, 8/15/03 .........      B+            150,000                168,000
    Six Flags Theme Parks Inc., Senior Subordinated Note,
      Delayed Interest, 12.53%, 6/15/05 .................      B             200,000(d)             206,500
    Viacom Inc., Subordinated Debenture, 8.00%,
      7/7/06 ............................................     BB-            300,000                295,125
                                                                                               ------------
                                                                                                  1,016,000
                                                                                               ------------

  METAL & MINING (0.5%):
    Euramax International Plc, Senior Subordinated Note,
      11.25%, 10/1/06 ...................................      B             125,000(i)             137,187
                                                                                               ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

               1997 Semiannual Report  22  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P        Principal                Market
Description of Security                                    Rating (g)     Amount                Value (a)
---------------------------------------------------------  ----------  -------------           ------------
  OIL AND GAS (3.2%):
    Abraxas Petroleum Corp., Senior Note, 11.50%,
      11/1/04 ...........................................      B       $     125,000           $    137,500
    California Energy Company Inc., Senior Discount Note,
      Delayed Interest, 10.70%, 1/15/04 .................     BB+            250,000(d)             270,625
    Dailey Petroleum Services Corp., Senior Note, 9.75%,
      8/15/07 ...........................................      B+             50,000(e)              50,875
    DI Industries Inc., Senior Note, 8.88%, 7/1/07 ......      B+             50,000                 50,000
    Falcon Drilling Company Inc., Senior Note, 9.75%,
      1/15/01 ...........................................      B+            100,000                105,250
    Forcenergy Inc., Senior Subordinated Note, 9.50%,
      11/1/06 ...........................................      B             100,000                104,500
    Pacalta Resources Ltd, Senior Note, 10.75%,
      6/15/04 ...........................................      B-             50,000(e)(i)           51,563
    United Meridian Corp., Senior Subordinated Note,
      10.38%, 10/15/05 ..................................      B              50,000                 54,625
    United Refining Co., Senior Note, 10.75%, 6/15/07 ...      B-             50,000(e)              50,500
    XCL Ltd., Senior Subordinated Note (and Warrants),
      13.50%, 5/1/04 ....................................     N-R             50,000(e)              50,750
                                                                                               ------------
                                                                                                    926,188
                                                                                               ------------

  PRINTING AND PUBLISHING (1.0%):
    Affiliated Newspaper Investments, Senior Discount
      Note, Delayed Interest, 12.79%, 7/1/06 ............      B             250,000(d)             231,250
    Hollinger International Publishing, Senior
      Subordinated Note, 9.25%, 3/15/07 .................     BB-             50,000                 52,000
                                                                                               ------------
                                                                                                    283,250
                                                                                               ------------

  RETAIL STORES (1.3%):
    Brylane LP, Senior Subordinated Note, 10.00%,
      9/1/03 ............................................      B+            150,000                160,500
    Herff Jones Inc., Senior Subordinated Note, 11.00%,
      8/15/05 ...........................................      B             100,000                108,750
    Hosiery Corp of America Inc., Senior Subordinated
      Note, 13.75%, 8/1/02 ..............................      B-            100,000                107,750
                                                                                               ------------
                                                                                                    377,000
                                                                                               ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

               1997 Semiannual Report  23  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P        Principal                Market
Description of Security                                    Rating (g)     Amount                Value (a)
---------------------------------------------------------  ----------  -------------           ------------
  SERVICES (0.3%):
    Intertek Finance Plc, Senior Subordinated Note,
      10.25%, 11/1/06 ...................................      B       $      75,000(i)        $     78,750
                                                                                               ------------

  STEEL MANUFACTURER (1.8%):
    Acme Metals Inc., Senior Discount Note, Delayed
      Interest, 13.19%, 8/1/04 ..........................      B              75,000(d)              84,375
    Bayou Steel Corp., 10.25%, 3/1/01 ...................      B              50,000                 51,750
    Envirosource Inc., Senior Note, 9.75%, 6/15/03             B             100,000                 99,500
    GS Technologies, Senior Operating Note, 12.00%,
      9/1/04 ............................................      B             250,000                271,875
                                                                                               ------------
                                                                                                    507,500
                                                                                               ------------

  SURFACE TRANSPORTATION (2.1%):
    Chemical Leaman Corp., Senior Note, 10.38%,
      6/15/05 ...........................................      B              50,000(e)              52,000
    Gearbulk Holding Ltd., Senior Note, 11.25%,
      12/1/04 ...........................................      BB             75,000(i)              83,063
    Statia Terminals, 11.75%, 11/15/03 ..................      B             100,000                106,000
    Stena AB, Senior Note, 10.50%, 12/15/05 .............     BB-            150,000(i)             164,625
    Trism Inc., Senior Subordinated Note, 10.75%,
      12/15/00 ..........................................      B             215,000                216,075
                                                                                               ------------
                                                                                                    621,763
                                                                                               ------------
  TELECOMMUNICATIONS AND CELLULAR (7.9%):
    Advanced Micro Devices, Senior Note, 11.00%,
      8/1/03 ............................................     BB-            100,000                113,000
    American Communication Services, Inc., Senior Note,
      13.75%, 7/15/07 ...................................     N-R             50,000(e)              53,625
    Amphenol Corp., Senior Subordinated Note, 9.88%,
      5/15/07 ...........................................      B-             50,000                 52,750
    Brooks Fiber Properties, Senior Discount Note,
      Delayed Interest, 10.81%, 3/1/06 ..................     N-R            300,000(d)             220,500
    Cellular Communications International Inc., Senior
      Discount Note, Zero-Coupon, 12.68%, 8/15/00 .......     CCC+           150,000(f)             114,375
    Dial Call Communications Inc., Senior Discount Note,
      Delayed Interest, 11.84%, 4/15/04 .................     CCC-           150,000(d)             137,250
    Hermes Europe Railtel BV, 11.50%, 8/15/07 ...........      B              50,000(e)(i)           53,000
    Intermedia Communications of Florida, Senior Discount
      Note, Delayed Interest, 11.03%, 5/15/06 ...........      B             250,000(d)             181,875

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

               1997 Semiannual Report  24  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                              S&P        Principal                Market
Description of Security                                    Rating (g)     Amount                Value (a)
---------------------------------------------------------  ----------  -------------           ------------
    McLeodUSA Inc., Senior Note, 9.25%, 7/15/07 .              B       $     125,000(e)        $    127,187
    Metronet Communications, Senior Note (and Warrants),
      12.00%, 8/15/07 ...................................     N-R             50,000(e)(i)           54,000
    Millicom International Cellular, Senior Discount
      Note, Delayed Interest, 12.68%, 6/1/06 ............      B-            175,000(d)(i)          132,344
    Paging Network, Senior Subordinated Note, 10.00%,
      10/15/08 ..........................................      B             250,000                252,500
    Phonetel Technologies, Senior Note, 12.00%,
      12/15/06 ..........................................      B-             50,000                 51,250
    Qwest Communications International, Senior Note,
      10.88%, 4/1/07 ....................................      B+             75,000(e)              83,250
    Sygnet Wireless Inc., Senior Note, 11.50%,
      10/1/06 ...........................................     CCC+           100,000                105,000
    Teleport Communications Plc, Senior Discount Note,
      Delayed Interest, 10.54%, 7/1/07 ..................      B             300,000(d)             225,750
    Telesystem International Wireless, Senior Discount
      Note, Delayed Interest, 13.01%, 6/30/07 ...........      B-             75,000(d)(e)(i)        44,625
    USA Mobile Communications Inc. II, Senior Note,
      9.50%, 2/1/04 .....................................      B-            100,000                 96,500
    Vanguard Cellular System, Senior Debenture, 9.38%,
      4/15/06 ...........................................      B+            200,000                207,000
                                                                                               ------------
                                                                                                  2,305,781
                                                                                               ------------
  TEXTILES AND APPAREL (1.8%):
    Glenoit Corp., Senior Subordinated Note, 11.00%,
      4/15/07 ...........................................      B-            100,000(e)             107,500
    Pillowtex Corp., Senior Subordinated Note, 10.00%,
      11/15/06 ..........................................      B+            100,000                106,000
    Westpoint Stevens Inc., Senior Subordinated
      Debenture, 9.38%, 12/15/05 ........................      B+            300,000                314,250
                                                                                               ------------
                                                                                                    527,750
                                                                                               ------------
  TRANSPORTATION (0.3%):
    Lear Corp., Subordinated Note, 9.50%, 7/15/06 .           BB+             75,000                 81,750
                                                                                               ------------

      Total High Yield Corporate Bonds
        (cost: $14,744,598)  ............................                                        15,595,158
                                                                                               ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

               1997 Semiannual Report  25  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                                                  Market
Description of Security                                      Shares             Value (a)
---------------------------------------------------------  -----------         ------------
COMMON STOCK (j) (0.2%):
  RETAIL TRADE (0.0%):
    Hosiery Corp of America Inc. ........................           50         $        350
                                                                               ------------

  CABLE TELEVISION (0.0%):
    CS Wireless Systems Inc. ............................           27                   --
    Sullivan Broadcasting Holdings ......................          400                4,200
                                                                               ------------
                                                                                      4,200
                                                                               ------------

  TECHNOLOGY (0.0%):
    Pegasus Communications Corp. ........................          225                3,038
                                                                               ------------

  PRINTING & PUBLISHING (0.2%):
    Affiliated Newspaper Investments ....................          500               50,250
                                                                               ------------

      Total Common Stock
        (cost: $3,233)  .................................                            57,838
                                                                               ------------

PREFERRED STOCK (3.0%):
  TECHNOLOGY (0.4%):
    IXC Communications Inc., Cumulative, Non-Voting,
      Exchangeable, PIK, 12.50% .........................           75(d)(e)         79,406
    Nextel Communications, PIK, 13.00% ..................           50(d)(e)         54,875
                                                                               ------------
                                                                                    134,281
                                                                               ------------

  FINANCIAL SERVICES (0.3%):
    Crown American Realty Trust, Cumulative, Non-Voting,
      Exchangeable, 11.00% ..............................        1,500               78,750
                                                                               ------------

  COMMERCIAL SERVICES (2.3%):
    American Radio Systems Corp., Exchangeable, PIK,
      11.38% ............................................        1,438(d)           166,089
    Chancellor Radio Broadcasting Co., Exchangeable,
      12.00% ............................................          794(e)            90,119
    K - III Communications Corp., Exchangeable, PIK,
      11.63% ............................................        2,261(d)(e)        248,807
    SFX Broadcasting Inc., Cumulative, Non-Voting,
      Exchangeable, PIK, 12.63% .........................          750(d)            81,375
    Sinclair Capital, Cumulative, Non-Voting,
      Exchangeable, 11.63% ..............................          750               82,125
                                                                               ------------
                                                                                    668,515
                                                                               ------------

      Total Preferred Stock
        (cost: $781,645)  ...............................                           881,546
                                                                               ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

               1997 Semiannual Report  26  Highlander Income Fund

---------------------------------------------------------------------

HIGHLANDER INCOME FUND
(CONTINUED)

                                                                                  Market
Description of Security                                      Shares             Value (a)
---------------------------------------------------------  -----------         ------------
WARRANTS (j) (0.1%):
    BAR Technologies, 4/1/01 ............................           50         $      2,250
    Cellular Communications International Inc.,
      8/15/03 ...........................................          150                3,000
    Electronic Retailing Systems International, Inc.,
      1/24/98 ...........................................           75                3,000
    ICF Kaiser International, 12/31/98 ..................          120                   45
    Icon Health Corp., 11/14/99 .........................          150                7,537
    Nextel Communications, 4/15/99 ......................          250                    3
    Sterling Chemicals Holdings, 8/15/08 ................          100                3,500
    Uniroyal Technology Corp., 6/1/03 ...................        1,250                1,563
    Wireless One Inc., 10/19/00 .........................          150                   --
                                                                               ------------

      Total Warrants
        (cost: $19,336)  ................................                            20,898
                                                                               ------------

SHORT-TERM SECURITIES (1.0%):
    Repurchase agreement with Goldman Sachs, acquired on
      8/29/97, interest of $179, 5.58%, 9/2/97
      (cost: $289,000) ..................................      289,000(k)           289,000
                                                                               ------------

      Total Investments in Securities
        (cost: $31,171,285) (l)  ........................                      $ 32,462,504
                                                                               ------------
                                                                               ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

               1997 Semiannual Report  27  Highlander Income Fund

---------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) THIS ISSUE IS PARTIALLY PLEDGED AS INITIAL MARGIN DEPOSITS ON OPEN INTEREST RATE FUTURES SALES CONTRACTS (SEE NOTE 2 TO THE FINANCIAL STATEMENTS).
(c) ON AUGUST 31, 1997, THE TOTAL COST OF INVESTMENTS PURCHASED ON A WHEN-ISSUED BASIS WAS $3,997,500.
(d)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         Z-BOND - REPRESENTS SECURITIES THAT PAY NO INTEREST OR PRINCIPAL DURING
          THEIR INITIAL ACCRUAL PERIODS, BUT ACCRUE ADDITIONAL PRINCIPAL AT SPECIFIED RATES. INTEREST RATE DISCLOSED REPRESENTS CURRENT YIELD BASED UPON THE COST BASIS AND ESTIMATED TIMING OF FUTURE CASH FLOWS.
         DELAYED INTEREST - REPRESENTS SECURITIES THAT REMAIN ZERO-COUPON
          SECURITIES UNTIL A PREDETERMINED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES EFFECTIVE AND INTEREST BECOMES PAYABLE AT REGULAR INTERVALS. THE INTEREST RATES DISCLOSED REPRESENT YIELDS AT AUGUST 31, 1997, BASED UPON THE ESTIMATED TIMING AND AMOUNT OF FUTURE INTEREST AND PRINCIPAL PAYMENTS.
         PIK - PAYMENT-IN-KIND INTEREST IS GENERALLY PAID BY ISSUING ADDITIONAL
          PAR OR SHARES OF THE SECURITY RATHER THAN PAYING CASH.
(e) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON AUGUST 31, 1997, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $1,977,989 OR 6.8% OF TOTAL NET ASSETS.
(f) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(g) THE STANDARD & POOR'S (S&P) RATING IS A CURRENT ASSESSMENT OF THE CREDIT WORTHINESS OF AN ISSUER WITH RESPECT TO A SPECIFIC OBLIGATION. SECURITIES DESIGNATED AS 'N-R' ARE NOT RATED BY STANDARD & POOR'S.
         "BBB" - AN ADEQUATE CAPACITY TO PAY INTEREST AND REPAY PRINCIPAL.
          WHEREAS IT NORMALLY EXHIBITS ADEQUATE PROTECTION PARAMETERS, ADVERSE ECONOMIC CONDITIONS OR CHANGING CIRCUMSTANCES ARE MORE LIKELY TO LEAD TO A WEAKENED CAPACITY TO PAY INTEREST AND REPAY PRINCIPAL FOR DEBT IN THIS CATEGORY THAN IN HIGHER RATED CATEGORIES.
         "BB" - LESS NEAR-TERM VULNERABILITY TO DEFAULT THAN OTHER SPECULATIVE
          ISSUES. HOWEVER, IT FACES MAJOR ONGOING UNCERTAINTIES OR EXPOSURE TO ADVERSE BUSINESS, FINANCIAL, OR ECONOMIC CONDITIONS WHICH COULD LEAD
          TO INADEQUATE CAPACITY TO MEET TIMELY INTEREST AND PRINCIPAL PAYMENTS.
         "B" - A GREATER VULNERABILITY TO DEFAULT BUT CURRENTLY HAS THE CAPACITY
          TO MEET INTEREST PAYMENTS AND PRINCIPAL REPAYMENTS. ADVERSE BUSINESS,
          FINANCIAL OR ECONOMIC CONDITIONS WILL LIKELY IMPAIR CAPACITY OR WILLINGNESS TO PAY INTEREST AND REPAY PRINCIPAL.
         "CCC" - CURRENTLY IDENTIFIABLE VULNERABILITY TO DEFAULT, AND IS
          DEPENDENT UPON FAVORABLE BUSINESS, FINANCIAL AND ECONOMIC CONDITIONS TO MEET TIMELY PAYMENT OF INTEREST AND REPAYMENT OF PRINCIPAL. IN THE EVENT OF ADVERSE BUSINESS, FINANCIAL OR ECONOMIC CONDITIONS, IT IS NOT LIKELY TO HAVE THE CAPACITY TO PAY INTEREST AND REPAY PRINCIPAL.
         "CC" - TYPICALLY APPLIED TO DEBT SUBORDINATED TO SENIOR DEBT WHICH IS
          ASSIGNED AN ACTUAL OR IMPLIED "CCC" DEBT RATING.
         "D" - PAYMENT IS IN DEFAULT, INTEREST OR PRINCIPAL PAYMENTS ARE NOT
          MADE ON THE DATE DUE EVEN IF THE APPLICABLE GRACE PERIOD HAS NOT EXPIRED.
         THE RATINGS ABOVE MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS
          SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.
(h) SECURITY IS ILLIQUID AND IN DEFAULT WITH RESPECT TO ITS INTEREST PAYMENT. INTEREST IS CURRENTLY NOT BEING ACCRUED. THE AGGREGATE VALUE OF THIS SECURITY AT AUGUST 31, 1997, IS $106,250, WHICH REPRESENTS 0.4% OF TOTAL NET ASSETS.
(i) SECURITIES OF FOREIGN ISSUERS ARE DENOMINATED IN U.S. DOLLARS. THE AGGREGATE VALUE OF THESE SECURITIES AT AUGUST 31, 1997, IS $1,699,220, WHICH REPRESENTS 5.9% OF TOTAL NET ASSETS.
(j)  CURRENTLY NON-INCOME PRODUCING.
(k) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(l) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES, INCLUDING OPEN FUTURES TRANSACTIONS, BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  1,547,890
      GROSS UNREALIZED DEPRECIATION ......      (225,733)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  1,322,157
                                            ------------
                                            ------------

---------------------------------------------------------------------

               1997 Semiannual Report  28  Highlander Income Fund

        Shareholder Update
----------------------------------------

                  ANNUAL MEETING RESULTS
               An annual meeting of the fund's shareholders was held on August 20, 1997. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

               (1) The fund's shareholders elected the following directors:

                                                                SHARES
                                                   SHARES       WITHHOLDING
                                                   VOTED        AUTHORITY
                                                   "FOR"        TO VOTE
                                                 ----------     -------
David T. Bennett ............................        *            *
Jaye F. Dyer ................................    1,457,837      18,130
William H. Ellis ............................        *            *
Karol D. Emmerich ...........................    1,458,069      17,898
Luella G. Goldberg ..........................    1,458,069      17,898
David A. Hughey .............................    1,458,069      17,898
George Latimer ..............................    1,454,736      21,231

               * The names of Mr. Bennett and Mr. Ellis were inadvertently omitted from the proxy cards for the annual meeting. To assure that their terms of office continue, the remaining board members have elected Mr. Bennett and Mr. Ellis to serve as directors of the fund.

               (2) The fund's shareholders ratified the selection by a majority of the independent members of the fund's board of directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending Februray 28, 1998. The following votes were cast regarding this matter:

                     SHARES
       SHARES        VOTED                   BROKER
    VOTED "FOR"      "AGAINST"  ABSTENTIONS NON-VOTES
    ------------     ------     ------     ----------
      1,459,006      7,230      9,729             --

---------------------------------------------------------------------

               1997 Semiannual Report  29  Highlander Income Fund

                       THIS PAGE WAS INTENTIONALLY LEFT BLANK.












--------------------------------------------------------------------------------
1997 Semiannual Report               30                   Highlander Income Fund

                       THIS PAGE WAS INTENTIONALLY LEFT BLANK.










--------------------------------------------------------------------------------
1997 Semiannual Report               31                   Highlander Income Fund

GLOSSARY OF TERMS***
--------------------------------------------------------------------------------

COUPON
Coupon is the interest rate on a bond that the issuer promises to pay to the holder until the bond matures or resets its rate. It is expressed as an annual percentage of face value.

DISCOUNT
Closed-end funds may trade in the market at prices that are equal to, above or below their net asset value (NAV). When investors purchase or sell shares at a price that is below current NAV, the shares are said to be trading at a discount.

EFFECTIVE DURATION
Effective duration is an estimate of how much the value of a security is expected to change with a given change in interest rates. Longer effective durations indicate more sensitivity to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to remember that effective duration is based on certain assumptions and has several limitations. It is most effective as a measure when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities. For these reasons, the effective durations of funds that invest a significant portion of their assets in mortgage-backed securities can be greatly affected by changes in interest rates.

PASS-THROUGH SECURITIES
Pass-through securities are securities that represent an interest in a pool of mortgages. These securities provide for the pass-through to investors of their proportional share of monthly payments (including any prepayments) made by the individual borrowers on the mortgage loans, after any fees are paid.

SEASONED
For mortgage-backed securities, a seasoned issue is one that has already gone through one or more refinancing cycle(s) and, therefore, is less likely to prepay principal at an accelerated rate if general refinancings pick up again.


*** - This symbol represents a graduation cap, used throughout this report to indicate terms defined in the glossary.

--------------------------------------------------------------------------------
1997 Semiannual Report               32                   Highlander Income Fund

DIRECTORS
--------------------------------------------------------------------------------
DAVID T. BENNETT, Chairman, Highland Homes, Inc., USL Products, Inc., Kiefer Built, Inc., of Counsel, Gray, Plant, Mooty, Mooty & Bennett, P.A.

JAYE F. DYER, President, Dyer Management Company

WILLIAM H. ELLIS, Retired President, Piper Jaffray Companies Inc., Piper Capital Management Incorporated

KAROL D. EMMERICH, President, The Paraclete Group

LUELLA G. GOLDBERG, Director, TCF Financial, ReliaStar Financial Corp., Hormel Foods Corp.

DAVID A. HUGHEY, Retired Executive Vice President and Chief Administrative Officer of Dean Witter InterCapital Inc. and Dean Witter Trust Co.

GEORGE LATIMER, Chief Executive Officer, National Equity Funds


OFFICERS
--------------------------------------------------------------------------------
WILLIAM H. ELLIS, Chairman of the Board

PAUL A. DOW, President

ROBERT H. NELSON, Vice President and Treasurer

SUSAN SHARP MILEY, Secretary


INVESTMENT ADVISER
--------------------------------------------------------------------------------
PIPER CAPITAL MANAGEMENT INCORPORATED
222 South Ninth Street, Minneapolis, MN  55402-3804


SUBADVISER
--------------------------------------------------------------------------------
FEDERATED ADVISERS
Federated Investors Tower, Pittsburgh, PA  15222-3779


CUSTODIAN, ACCOUNTING AND TRANSFER AGENT
--------------------------------------------------------------------------------
INVESTORS FIDUCIARY TRUST COMPANY
127 West 10th Street, Kansas City, MO  64105-1716


LEGAL COUNSEL
--------------------------------------------------------------------------------
DORSEY & WHITNEY LLP
220 South Sixth Street, Minneapolis, MN  55402



FOR MORE INFORMATION


BY PHONE

1 800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO ORDER LITERATURE
press 5, ask a service
representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

BY MAIL

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 1 800 866-7778, or mail a request to us.

ON-LINE

http://www.piperjaffray.com/

[LOGO]

PIPER CAPITAL MANAGEMENT INCORPORATED                          ----------------
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MINNEAPOLIS, MN  55402-3804                                      U.S. Postage
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[GRAPHIC] THIS DOCUMENT IS PRINTED ON PAPER MADE FROM              Mpls., MN
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#21710   10/1997   263-97